UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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INNOVUS PHARMACEUTICALS, INC.
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INNOVUS PHARMACEUTICALS, INC.
8845 Rehco Road
San Diego, CA 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Innovus Pharmaceuticals, Inc., a Nevada corporation (“Innovus” or “Company”), to be held on Tuesday, May 29, 2018 at 8:00 a.m., local time, at the Hyatt House San Diego, 10044 Pacific Mesa Boulevard, San Diego, California 92121. The purpose of our Annual Meeting is to do the following:

1.
To elect five members of the Board of Directors to hold office until the next annual meeting or until his or her successor has been elected and qualified, or until their earlier resignation or removal;
2.
To ratify the appointment of Hall & Company, Inc., an independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2018; and
3
To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

These matters are more fully discussed in the attached proxy statement.

Our Board of Directors has fixed the close of business on April 26, 2018 as the record date (“Record Date”) for the purpose of determining the stockholders who are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting. For ten days prior to the Annual Meeting, this list will also be available for inspection by stockholders, for any purpose germane to the Annual Meeting, during normal business hours at the Company’s executive offices at 8845 Rehco Road, San Diego, California 92121.

Our Board of Directors unanimously recommends that you vote “FOR” Proposal Nos. 1 and 2, which are described in detail in the accompanying proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 29, 2018:

THE ANNUAL REPORT AND PROXY STATEMENT ARE AVAILABLE ONLINE AT HTTP://CLIENT.IRWEBKIT.COM/INNOVUSPHARMA/FILINGS?QM_PAGE=38298
By Order of the Board of Directors

/s/ Bassam Damaj
Bassam Damaj, Ph.D.
President, Chief Executive Officer and Director

San Diego, California
April 30, 2018

YOUR VOTE IS IMPORTANT

You can vote electronically at www.iproxydirect.com/INNV. Your vote is important. Whether or not you expect to attend the Annual Meeting in person, we urge you to please vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. We urge you to promptly vote your shares by signing, dating and mailing the enclosed proxy. Doing so will save the Company the expense and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

INNOVUS PHARMACEUTICALS, INC.
8845 Rehco Road
San Diego, CA 92121

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors of Innovus Pharmaceuticals, Inc., a Nevada corporation (the “Company”), for use at the 2018 Annual Meeting of Stockholders (“Annual Meeting”) to be held on May 29, 2018 at 8:00 a.m., local time, and at any adjournment or postponement thereof, at the Hyatt House San Diego, 10044 Pacific Mesa Boulevard, San Diego, California 92121. This proxy statement, the enclosed proxy card and a copy of our Annual Report on Form 10-K for the year ended December 31, 2017 are first being mailed to stockholders entitled to vote on or about April 30, 2018.

Voting

The specific proposals to be considered and acted upon at our Annual Meeting are summarized in the accompanying notice (“Notice”) and are described in more detail in this proxy statement. Stockholders of record at the close of business on April 26, 2018 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 194,046,100, shares of common stock, $0.001 par value per share (“Common Stock”), issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held as of the Record Date.

Quorum

In order for any business to be conducted at the Annual Meeting, the holders of more than 50% of the shares entitled to vote must be represented at the Annual Meeting, either in person or by properly executed proxy. If a quorum is not present at the scheduled time of the Annual Meeting, the stockholders who are present may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Required Vote for Approval

Proposal No. 1: Election of Directors. The five nominees who receive the greatest number of votes cast at the Annual Meeting by the shares present in person or by proxy and entitled to vote will be elected.

Proposal No. 2: Ratification of Appointment of Auditors. To ratify the appointment of Hall & Company, Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2018, the number of votes cast “FOR” must exceed the number of votes cast “AGAINST” this Proposal.

Abstentions and Broker Non Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. A “broker non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. If you do not give your broker or nominee specific instructions regarding such matters, your proxy will be deemed a “broker non-vote.”

Under Nevada law and our Bylaws, each matter (other than the election of directors) is determined by the vote of the holders of a majority of the voting power present or represented by proxy. For these matters, abstentions are treated as shares present or represented by proxy, so abstentions have the same effect as negative votes. Broker non-votes, however, are not deemed to be present to represent by proxy and, therefore, do not have any effect on the outcome of these matters.

Proxies

You can vote by proxy electronically at www.iproxydirect.com/INNV. If your proxy is properly returned to the Company, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If you return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted (i) FOR the election of five directors nominated by our Board, (ii) FOR ratification of the appointment of Hall & Company, Inc. as our independent registered public accounting firm for fiscal year 2018, and (iii) at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You may revoke or change your proxy at any time before the Annual Meeting by filing with our Corporate Secretary at our principal executive offices at 8845 Rehco Road, San Diego, CA 92121, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting alone will not revoke your proxy. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your broker or record holder to vote personally at the Annual Meeting.

Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the Notice, as well as the preparation and posting of this proxy statement and any additional solicitation materials furnished to the stockholders. Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies may be supplemented by a solicitation by telephone, e-mail or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by mail, telephone and electronic mail.

Important Notice Regarding Availability of Proxy Materials

This proxy statement, the form of proxy card and our Annual Report on Form 10-K for the year ended December 31, 2017, are available in the SEC Filings section of our website at  https://innovuspharma.com/investors/sec-filings/.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our Bylaws provide that the Board of Directors shall consist of not less than one and no more than nine directors, and that upon any change in the number of directors, any newly created directorships or eliminated directorships shall be apportioned by the remaining members of the Board of Directors or by stockholders. The Company’s Board of Directors currently consists of four directors, and these four directors along with a fifth additional director nominee are nominated for election at the Annual Meeting. Each nominee has confirmed that they will be able and willing to serve as a director if elected. If any of the nominees becomes unable or unwilling to serve, your proxy will be voted for the election of a substitute nominee recommended by the current Board of Directors. Upon recommendation of the Corporate Governance/Nominating Committee, the Board of Directors has nominated for election as directors at our Annual Meeting Dr. Bassam Damaj, Dr. Henry Esber, Vivian Liu, Dr. Ziad Mirza, and Dean Nuhaily.

Required Vote and Recommendation

The election of directors requires the affirmative vote of a plurality of the voting shares present or represented by proxy and entitled to vote at the Annual Meeting. The five nominees receiving the highest number of affirmative votes will be elected. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of the nominees.

The Board of Directors recommends that the stockholders vote “FOR” the election of Dr. Damaj, Dr. Esber, Ms. Liu, Dr. Mirza and Mr. Nuhaily.

The following sections set forth certain information regarding the nominees for election as directors of the Company. Other than Drs. Mirza and Damaj, who are first generation cousins, there are no familial relationships among any of our directors and/or executive officers.

Name	Age	Title	Served as Director Since
Bassam Damaj, Ph.D.	49	President, Chief Executive Officer and Director	January 2013

Henry Esber, Ph.D.	79	Chairman of the Board of Directors	January 2011

Vivian Liu	56	Director	December 2011

Ziad Mirza, M.B.A., M.D.	56	Director	December 2011

Dean Nuhaily	56	Director Nominee	Nominee

Bassam Damaj, Ph.D. has served on our Board of Directors and as our President and Chief Executive Officer since January, 2013, and as our Chief Accounting Officer from July 2015 until September 6, 2016 and from April 6, 2018 to April 26, 2018. Before joining Innovus, Dr. Damaj served as President and Chief Executive Officer of Apricus Biosciences, Inc. (Nasdaq: APRI), a drug discovery and development company (“Apricus Bio”), from December 2009 until November 2012. Before joining Apricus Bio, Dr. Damaj was a co-founder of Bio-Quant, Inc., a pre-clinical contract services company (“Bio-Quant”) and served as the Chief Executive Officer and Chief Scientific Officer and as a member of Bio-Quant’s Board of Directors from its inception in June 2000 until its acquisition by Apricus Bio in June 2011. In addition, Dr. Damaj was the founder, Chairman, President and Chief Executive Officer of R&D Healthcare, a wholesale drug distribution company, and the co-founder of Celltek Biotechnologies, a drug discovery and services company. He also served as a member of the Board of Directors of CreAgri, Inc., a drug discovery company, and was a member of the Scientific Advisory Board of MicroIslet, Inc., a drug discovery company. From July 2016 to January 2018, Dr. Damaj served as a member of the Board of Directors of Life on Earth, Inc. (formerly Hispanica International Delights of America, Inc.) (OTCQB:HISP), a health beverage and food company. He is the author of the Immunological Reagents and Solutions reference book, the inventor of many patents and the author of numerous peer reviewed scientific publications. Dr. Damaj won a U.S. Congressional award for the Anthrax Multiplex Diagnostic Test in 2003. Dr. Damaj holds a Ph.D. degree in Immunology/Microbiology from Laval University and completed a postdoctoral fellowship in molecular oncology at McGill University.

Dr. Damaj’s significant experience with our business and his significant executive leadership experience, including his experience leading several pharmaceutical companies, were instrumental in his selection as a member of the Board of Directors.

Henry Esber, Ph.D. has served as a member of our Board of Directors since January 2011 and has served as Chairman of the Board since January 2013. In 2000, Dr. Esber co-founded Bio-Quant, and from 2000 to 2010, he served as its Senior Vice President and Chief Business Development Officer. Dr. Esber has more than 30 years of experience in the pharmaceutical service industry. Dr. Esber served on the Board of Directors of Apricus Bio from December 2009 to January 2013, and currently serves on the Board of Directors of several private pharmaceutical companies. Dr. Esber holds a Ph.D. in Immunology/Microbiology from the West Virginia University School of Medicine, as well as an M.S. in Public Health and Medical Parasitology from University of North Carolina Chapel Hill. His PreMed B.S. is from Norfolk College of William and Mary, now Old Dominion University.

Dr. Esber is the Chair of our Board’s Corporate Governance/Nominating Committee and is a member of the Board’s Audit and Compensation Committees.

Dr. Esber’s significant scientific background and experience was instrumental in his selection as a member of the Board of Directors.

Vivian Liu has served as a member of our Board of Directors since December 2011, and served as our President, Chief Executive Officer and Chief Financial Officer from December 2011 to January 22, 2013. Prior to that, she served as the President and Chief Executive Officer of FasTrack Pharma (“FasTrack Pharma”), a pharmaceutical company, from January 2011 to December 2011. Ms. Liu is currently the Chief Operating Officer of Cesca Therapeutics, Inc. (“Cesca”). She has been a member of the Board of Directors of Cesca since November 2016. From February 2013 to March 2017, Ms. Liu served as Managing Director of OxOnc Services Company, an oncology development company. In 1995, Ms. Liu co-founded NexMed, Inc., a Delaware corporation (“NextMed”), which in 2010 was renamed to Apricus BioSciences, Inc. Ms. Liu was NexMed’s President and Chief Executive Officer from 2007 to 2009. Prior to her appointment as President, Ms. Liu served in several executive capacities, including Executive Vice President, Chief Operating Officer, Chief Financial Officer and Vice President of Corporate Affairs. She was appointed as a director of NexMed in 2007 and served as Chairman of its board of directors from 2009 to 2010. Ms. Liu has an M.P.A. from the University of Southern California and has a B.A. from the University of California, Berkeley.

Ms. Liu is the Chair of our Board’s Audit Committee and is a member of the Board’s Compensation and Corporate Governance/Nominating Committees.

Ms. Liu’s significant executive leadership experience, including her experience leading several pharmaceutical companies, as well as her membership on public company boards was instrumental in her selection as a member of the Board of Directors.

Ziad Mirza, M.B.A., MD has served as a member of our Board of Directors since December 2011, and served as Chairman of our Board of Directors from December 2011 to January 2013. He also served as FasTrack Pharma’s Acting Chief Executive Officer from March 2010 to December 2010. Since February 2016, Dr. Mirza has been the Chief Medical Officer of HyperHeal Hyperbarics, Inc., an outpatient hyperbaric oxygen therapy company. He is the President and co-founder of Baltimore Medical and Surgical Associates. He is a Certified Medical Director of long term care through the American Medical Directors Association. He is also a Certified Physician Executive from the American College of Physician Executives. He consults for pharmaceutical companies on clinical trial design. Dr. Mirza has an M.D. from the American University of Beirut and completed his residency at Good Samaritan Hospital in Baltimore, Maryland. He received an M.B.A. from the University of Massachusetts.

Dr. Mirza is Chair of our Board’s Compensation Committee and is a member of the Board’s Audit and Corporate Governance/Nominating Committees.

Dr. Mirza’s significant medical and scientific background and experience was instrumental in his selection as a member of the Board of Directors.

New Director Nominee

Dean Nuhaily is the President and Founder of the Shoe Shack Corporation. He is serial retail and franchise entrepreneur and the co-founder and co-owner of Work Zone Inc. Mr. Nuhaily served as the community representative for the ILAC committee at Bio-Quant, Inc. from 2006-2010 (acquired by Apricus Biosciences in 2009) and on the Board of Sorrento Pharmaceuticals, Inc. from 2010-2012. He holds a business management degree from Southwestern College of Business.

Mr. Nuhaily's significant business and executive experience was instrumental in his selection as a nominee to the Board of Directors.

The nominees have consented to their nomination to the Board of Directors, and have agreed to serve if elected. The Company has no reason to believe that the nominees will be unavailable to serve as directors.

There have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions material to the evaluation of the ability and integrity of any director or nominee during the past ten years.

When the accompanying proxy is properly executed and returned, the shares it represents will be voted in accordance with the directions indicated thereon. We expect the nominees to be able to serve if elected, but if a nominee notifies us before the Annual Meeting that he or she is unable to do so, then the proxies will be voted for a substitute nominee or nominees.

CORPORATE GOVERNANCE, BOARD COMPOSITION AND BOARD COMMITTEES

Term of Office

Pursuant to our Bylaws, each member of our Board of Directors shall serve from the time they are duly elected and qualified until our next Annual Meeting of Stockholders, or their death, resignation or removal from office.

Board Member Independence

Although our Common Stock is not currently listed on a national securities exchange, we have elected to adopt the NASDAQ Stock Market Rules to determine director independence. Three of our four current Board members – Dr. Esber, Ms. Liu and Dr. Mirza, and Mr. Nuhaily, our new Board nominee, are considered independent (as independence is defined by Rule 5605(a)(2) of the NASDAQ Stock Market Rules).

Board Risk Oversight

Our Board administers its oversight function through both regular and special meetings and by frequent telephonic updates with our senior management. A key element of these reviews is gathering and assessing information relating to risks of our business. All business is exposed to risks, including unanticipated or undesired events or outcomes that could impact an enterprise’s strategic objectives, organizational performance and stockholder value. A fundamental part of risk management is not only understanding such risks that are specific to our business, but also understanding what steps management is taking to manage those risks and what level of risk is appropriate for us. In setting our business strategy, our Board assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk.

Nominations for Directors

Our Corporate Governance/Nominating Committee evaluates and recommends to the Board of Directors nominees for each election of directors. There are no stated minimum criteria for director nominees; rather, in considering potential new directors, the Corporate Governance/Nominating Committee considers a variety of factors and may identify and evaluate individuals from various disciplines and backgrounds. Among the qualifications to be considered in the selection of candidates are the following: broad experience in business, finance or administration; familiarity with the Company’s industry; prominence and reputation in a particular profession or field of endeavor; and whether the individual has the time available to devote to the work of the Board and one or more of its committees. The Corporate Governance/Nominating Committee also reviews the activities and associations of each candidate to determine the independence of the candidate under applicable exchange and Securities and Exchange Commission (“SEC”) rules and to ensure that there is no legal impediment, conflict of interest or other consideration that might hinder or prevent service on the Board. In addition to these factors, the Corporate Governance/Nominating Committee may also consider such other factors as it may deem relevant or in the best interests of the Company and its stockholders. The Corporate Governance/Nominating Committee recognizes that under applicable regulatory requirements at least one member of the Board must, and believes that it is preferable that more than one member of the Board should, meet the criteria for an “audit committee financial expert” as defined by SEC rules. Further, although the Company does not have a formal diversity policy, the Corporate Governance/Nominating Committee seeks to nominate directors that bring to the Company a variety of perspectives, skills, expertise, and sound business understanding and judgment, derived from business, professional, governmental, finance, community and industry experience.

The Corporate Governance/Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant and considered valuable to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining new perspectives. If any member of the Board of Directors up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the Corporate Governance/Nominating Committee would identify a new nominee to replace such director in light of the criteria and factors described above. If the Corporate Governance/Nominating Committee believes that the Board of Directors requires additional candidates for nomination, it may explore alternative sources for identifying additional candidates. This may include engaging, as appropriate, a third party search firm to assist in identifying qualified candidates.

The Corporate Governance/Nominating Committee reviews all director nominees, including those recommended by stockholders, in accordance with the factors and qualifications described above to determine whether they possess attributes the committee believes would be beneficial and valuable to the Company. The Corporate Governance/Nominating Committee will select qualified candidates and make its recommendations to the Board, which will formally decide whether to nominate the recommended candidates for election to the Board. Stockholders may recommend nominees for consideration by the Corporate Governance/Nominating Committee by complying with certain notification requirements set forth in our Bylaws. These requirements provide that a stockholder who desires to recommend a candidate for nomination to our Board of Directors must do so in writing to our Corporate Secretary at our principal executive offices, which written notice must be received no later than 90 days before the date of the annual meeting of stockholders at which directors are to be elected. The stockholder’s written notice must include, among other things as specified in our Bylaws, certain personal identification information about the stockholder and its recommended director nominee(s); the principal occupation or employment of the recommended director nominee(s); the class and number of shares of the Company that are beneficially owned by the stockholder and its recommended director nominee(s); and any other information relating to the recommended director nominee(s) that is required to be disclosed in solicitations for proxies for the election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Stockholders may obtain a copy of our Bylaws by writing to our Corporate Secretary at Innovus Pharmaceuticals, Inc., c/o Corporate Secretary, 8845 Rehco Road, San Diego, California 92121, or by accessing our Bylaws on the Investor Relations section of our website at http://www.innovuspharma.com. A stockholder who complies in full with all of the notice provisions set forth in our Bylaws will be permitted to present the director nominee at the applicable annual meeting of stockholders, but will not be entitled to have the nominee included in our proxy statement for the annual meeting unless an applicable SEC rule requires that we include the director nominee in our proxy statement.

Stockholder Communications with Directors

Stockholders may communicate with the Board of Directors by sending a letter to the Corporate Secretary, Innovus Pharmaceuticals, Inc., 8845 Rehco Road, San Diego, CA 92121. Each communication must set forth the name and address of the stockholder on whose behalf the communication is sent and should indicate in the address whether the communication is intended for the entire Board, the non-employee directors as a group or an individual director. Each communication will be screened by the Corporate Secretary or his or her designee to determine whether it is appropriate for presentation to the Board or any specified director(s). Examples of inappropriate communications include junk mail, spam, mass mailings, resumes, job inquiries, surveys, business solicitations and advertisements, as well as unduly hostile, threatening, illegal, unsuitable, frivolous, patently offensive or otherwise inappropriate material. Communications determined to be appropriate for presentation to the Board or the director(s) to whom they are addressed will be submitted to the Board or such director(s) on a periodic basis. Any communications that concern accounting, internal control or auditing matters will be handled in accordance with procedures adopted by the Audit Committee.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics, which is available for review on our website at http:/innovuspharma.com and is also available in print, without charge, to any stockholder who requests a copy by writing to us at Innovus Pharmaceuticals, Inc., 8845 Rehco Road, San Diego, CA 92121, Attention: Investor Relations. A form of the Code of Business Conduct and Ethics was filed as Exhibit 14.1 to our Annual Report on Form 10-K for December 31, 2017, which was filed with the SEC on April 2, 2018.

Each of our directors, employees and officers, including our Chief Executive Officer, Executive Vice President, Corporate Development and General Counsel and Vice President, Chief Financial Officer, and all of our other principal executive officers, are required to comply with the Code of Business Conduct and Ethics. There have not been any waivers of the Code of Business Conduct and Ethics relating to any of our executive officers or directors in the past year.

Meetings and Committees of the Board

Our Board is responsible for overseeing the management of our business. We keep our directors informed of our business at meetings and through reports and analyses presented to the Board and the committees of the Board. Regular communications between our directors and management also occur outside of formal meetings of the Board and committees of the Board.

Meeting Attendance

Our Board generally holds meetings on a quarterly basis, but may hold additional meetings as required. In 2017, the Board held four meetings. Each of our directors attended 100% of the Board meetings that were held during the periods when he or she was a director and 100% of the meetings of each committee of the Board on which he served that were held during the periods that he served on such committee. We do not have a policy requiring that directors attend our annual meetings of stockholders.

Committees of the Board of Directors

Our Board currently has three standing committees to facilitate and assist the Board in the execution of its responsibilities: the Audit Committee, the Compensation Committee and the Corporate Governance/Nominating Committee, all of which were created in mid-2017.

Audit Committee

Our Audit Committee is currently composed of Ms. Lui (Chair), Dr. Esber and Dr. Mirza. Our Board has affirmatively determined that each member of the Audit Committee in 2017 was independent under Nasdaq Marketplace Rule 5605(a)(2) and satisfied all other qualifications under Nasdaq Marketplace Rule 5065(c) and the applicable rules of the SEC, and that each current member of the Audit Committee is independent under Nasdaq Marketplace Rule 5605(a)(2) and satisfies all other qualifications under Nasdaq Marketplace Rule 5605(c) and the applicable rules of the SEC. Our Board has also affirmatively determined that Ms. Liu qualifies as an “audit committee financial expert,” as such term is defined in Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”). The Audit Committee held one meeting in 2017 as a separate committee and three meetings as the full Board of Directors acting to review the financials of the Company.

The Audit Committee acts pursuant to a written charter that has been adopted by the Board, which is available for review on our website at http://www.innovuspharma.com. The responsibilities of the Audit Committee include overseeing, reviewing and evaluating our financial statements, accounting and financial reporting processes, internal control functions and the audits of our financial statements. The Audit Committee is also responsible for the appointment, compensation, retention, and as necessary, the termination of our independent registered public accounting firm.

Compensation Committee

Our Compensation Committee is currently composed of Dr. Mirza (Chair), Ms. Liu and Dr. Esber. Our Board has affirmatively determined that each member of the Compensation Committee during 2017 was independent under Nasdaq Marketplace Rule 5605(a)(2) and satisfied all other qualifications under Nasdaq Marketplace Rule 5065(d) and the applicable rules of the SEC, and that each current member of the Compensation Committee is independent under Nasdaq Marketplace Rule 5605(a)(2) and satisfies all other qualifications under Nasdaq Marketplace Rule 5065(d) and the applicable rules of the SEC. The Compensation Committee held no meetings in 2017.

The Compensation Committee acts pursuant to a written charter that has been adopted by the Board, which is available for review on our website at innovuspharma.com. The responsibilities of the Compensation Committee include reviewing and making recommendations to our Board concerning the compensation and benefits of our executive officers, including our Chief Executive Officer, and directors, overseeing the administration of our stock option and employee benefits plans, and reviewing general policies relating to compensation and benefits.

Corporate Governance/Nominating Committee

Our Corporate Governance/Nominating Committee is currently composed of Dr. Esber (Chair), Ms. Liu and Dr. Mirza. Our Board has affirmatively determined that each member of the Corporate Governance/Nominating Committee during 2017 was independent under Nasdaq Marketplace Rule 5605(a)(2), and that each current member of the Corporate Governance/Nominating Committee is independent under Nasdaq Marketplace Rule 5605(a)(2). The Corporate Governance/Nominating Committee held no meetings in 2017.

The Corporate Governance/Nominating Committee acts pursuant to a written charter that has been adopted by the Board, which is available for review on our website at http://www.innovuspharma.com. The responsibilities of the Corporate Governance/Nominating Committee include evaluating and making recommendations to the Board with respect to director nominees and providing oversight of our corporate governance policies and practices.

Board Leadership Structure

The Board does not have a policy regarding the separation of the roles of the Chief Executive Officer and Chairman of the Board, as the Board believes it is in the best interest of the Company and its stockholders to make that determination based on the position and direction of the Company and the membership of the Board, from time to time. Currently, Dr. Esber, an independent director, serves as our Chairman of the Board. Dr. Damaj currently serves as our principal executive officer and as a director.

Board Role in Risk Management

The Board as a whole has responsibility for risk oversight, and each Board committee has responsibility for reviewing certain risk areas and reporting to the full Board. The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment, and management of critical risks and management’s risk mitigation strategies in certain focus areas. These areas of focus include strategic, operational, financial and reporting, succession and compensation, and other areas. The Board and its committees oversee risks associated with their respective areas of responsibility, as summarized below. Each committee meets with key management personnel and representatives of outside advisors as required.

Board/Committee	Primary Areas of Risk Oversight
Full Board	Risks and exposures associated with our business strategy and other current matters that may present material risk to our financial performance, operations, prospects or reputation.
Audit Committee
Overall policies with respect to risk assessment and risk management, material pending legal proceedings involving the Company and other contingent liabilities, any potential related party or conflict of interest transactions, as well as other risks and exposures that may have a material impact on our financial statements.

Compensation Committee	Risks and exposures associated with management succession planning and executive compensation programs and arrangements, including incentive plans.
Corporate Governance/Nominating Committee	Risks and exposures associated with director succession planning, corporate governance, and overall board effectiveness.

Company Policy Regarding Related Party Transactions

The charter of the Audit Committee of our Board tasks the Audit Committee with reviewing all related party transactions for potential conflict of interest situations on an ongoing basis (if such transactions are not reviewed and overseen by another independent body of the Board). In accordance with that policy, the Audit Committee’s general practice is to review and oversee any transactions that are reportable as related party transactions under the Financial Accounting Standards Board (“FASB”) and SEC rules and regulations. Management advises the Audit Committee and the full Board of Directors on a regular basis of any such transaction that is proposed to be entered into or continued and seeks approval.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of our Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports filed by such persons.

Based solely on our review of the copies of such reports furnished to us, we believe that during the fiscal year ended December 31, 2017, all executive officers, directors and greater than 10% beneficial owners of our Common Stock complied with the reporting requirements of Section 16(a) of the Exchange Act.

Stockholder Communications with the Board of Directors

Our Board of Directors provides stockholders with the ability to send communications to the Board of Directors, and stockholders may do so at their convenience. In particular, stockholders may send their communications to:

Board of Directors
c/o Corporate Secretary
Innovus Pharmaceuticals, Inc.
8845 Rehco Road
San Diego, California 92121

All communications received by the Corporate Secretary are relayed to the Board of Directors of the Company. Members of the Board of Directors are not required to attend our Annual Meetings of Stockholders.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT
OF HALL & COMPANY, INC. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018

Upon the recommendation of our Audit Committee, the Board of Directors has appointed Hall & Company, Inc. as our independent registered public accounting firm for the current fiscal year ending December 31, 2018, and hereby recommends that the stockholders ratify such appointment. Hall & Company, Inc. has served as our independent registered public accounting firm since February 16, 2016.

The Board of Directors and the Audit Committee may terminate the appointment of Hall & Company, Inc. as the Company’s independent registered public accounting firm without the approval of the stockholders whenever the Board of Directors and the Audit Committee deems such termination necessary or appropriate.

 Representatives of Hall & Company, Inc. will be present at the Annual Meeting, or available by telephone, and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

Principal Accountant Fees and Services

The following table presents aggregate fees for the fiscal years ended December 31, 2017 and 2016, for professional services rendered by Hall & Company, Inc.:

	Hall & Company 2017	Hall & Company 2016
Audit Fees (1)	$57,225	$46,380
Audit-Related Fees (2)	30,580	9,185
Tax Fees	-	-
Other Fees	-	-
Total	$87,805	$55,565

(1)
“Audit Fees” represent fees for professional services provided in connection with the audit of our annual consolidated financial statements, review of consolidated financial statements included in our quarterly reports and related services normally provided in connection with statutory and regulatory filings and engagements by Hall & Company, Inc.
(2)
“Audit-Related Fees” represent fees for professional services provided in connection with the review of our registration statements on Forms S-8 and S-1 by Hall & Company, Inc.

The Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’'s independence. There were no fees billed by or paid to our independent registered public accounting firm during the years ended December 31, 2017 and 2016 for tax compliance, tax advice or tax planning services or for financial information systems design and implementation services.

Determination of Independence

The Audit Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the Public Company Accounting Oversight Board (“PCAOB”) Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with its auditors its independence from the Company.

Audit Committee Policies and Procedures

The Audit Committee acts pursuant to a written charter that has been adopted by the Board, which is available for review on our website at http://innovuspharma.com. The responsibilities of the Audit Committee include overseeing, reviewing and evaluating our financial statements, accounting and financial reporting processes, internal control functions and the auditing of our financial statements. The Audit Committee is also responsible for the appointment, compensation, retention, and as necessary, the termination of our independent registered public accounting firm. We adhere to accounting standards set forth by the Financial Accounting Standards Board with respect to financial reporting and discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the PCAOB.

Our Board Audit Committee, pre-approves all services to be provided by Hall & Company, Inc.  All fees paid to Hall & Company, Inc. for services performed in 2017 and 2016 were pre-approved by our Audit Committee.

Required Vote and Recommendation

Ratification of the selection of Hall & Company, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Under Nevada law and our Bylaws, an abstention will have the same legal effect as a vote against the ratification of Hall & Company, Inc., and each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the ratification. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of Hall & Company, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the selection of Hall & Company, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

EXECUTIVE OFFICERS

The following table sets forth information regarding the executive officers of the Company:

Name	Age	Title

Bassam Damaj, Ph.D.	49	Chief Executive Officer, President, Director

Randy Berholtz, M.B.A., JD	56	Executive Vice President, Corporate Development, and General Counsel

Ryan Selhorn, CPA	36	Vice President, Chief Financial Officer

The Chief Executive Officer and other officers of the Company hold their respective offices at the discretion of the Board. The background and principal occupations of each of our executive officers are set forth below:

Bassam Damaj, Ph.D. See Dr. Damaj’s background and principal occupations under “Election of Directors” above.

Randy Berholtz, MBA, JD has served as our Executive Vice President, Corporate Development and General Counsel since January 9, 2017. He also became the Secretary of the Company at that time. Mr. Berholtz was previously a part-time consultant for the Company from July 2013 to mid-May 2016. Mr. Berholtz was recently the founding partner of the Sorrento Valley Law Group, a healthcare and life sciences law firm. Previously, from 2011 to 2013, he was the Executive Vice President, General Counsel and Secretary of Apricus Biosciences, Inc.; from 2004 to 2010, he was the Vice President, General Counsel and Secretary of the ACON Group of private U.S. and Chinese life science companies; from 2003 to 2004, he was the Chief Operating Officer and General Counsel to Inglewood Ventures, a life sciences venture capital firm; and from 2000 to 2003, he held multiple titles and rose to become the Acting General Counsel and Secretary of Nanogen, Inc., a genomics tools company. From 1992 to 2000, Mr. Berholtz was in private practice with law firms in New York and San Diego, and from 1990 to 1991, he was a law clerk to Judge Jerry E. Smith on the U.S. Court of Appeals for the Fifth Circuit. Mr. Berholtz is a member of the Board of Directors of Life on Earth, Inc., a health beverage and food company, and Larada Health, Inc., a private company in the medical supply business, and is a Senior Advisor to Mesa Verde Ventures, a life sciences venture capital firm. Mr. Berholtz received his B.A. from Cornell University, his M.Litt. from Oxford University, where he was a Rhodes Scholar, his J.D. from Yale University and his M.B.A. from the University of San Diego School of Business.

Ryan Selhorn, CPA has served as our Vice President and Chief Financial Officer since April 27, 2018. From July 2013 to April 2018, he was the Chief Financial Officer and Chief Accounting Officer of Signature Analytics, an outsourced finance and accounting firm. From October 2003 to July 2013, he was an Audit Senior Manager with Grant Thornton LLP, a financial accounting firm. Mr. Selhorn has significant experience with venture financings, public equity offerings, public debt offerings, mergers and acquisitions, interaction with the SEC and PCAOB, and implementation and monitoring compliance with the requirements of the Sarbanes-Oxley Act.  Additionally, Mr. Selhorn has participated in several financial due diligence processes for acquisitions and capital financings. Mr. Selhorn received his B.S. in Accounting and Finance from Georgetown University, McDonough School of Business, and he is a certified public accountant in California.

Indemnification of Officers and Directors

To the extent permitted by Nevada law and our Bylaws, we will indemnify our directors and officers against expenses and liabilities they incur to defend, settle, or satisfy any civil or criminal action brought against them on account of their being or having been Company directors or officers unless, in any such action, they are adjudged to have acted with gross negligence or willful misconduct. Indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted for directors, officers and controlling persons of the Company pursuant to the foregoing or otherwise. However, the Company has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation paid to the Company’s Chief Executive Officer, and the Company’s two most highly compensated executive officers other than its Chief Executive Officer, who were serving as executive officers as of December 31, 2017 and whose annual compensation exceeded $100,000 during such year (collectively the “Named Executive Officers”):

Summary Compensation Table

Name and Principal Position	Year	Salary		Bonus (1)		Stock Awards	Stock Unit Awards		All Other Compensation	Total

Bassam Damaj Ph. D.,	2017	$585,640	(1)	$575,000	(2)	$-	$-		$-	$1,160,640
President and Chief Executive Officer, and former Principle Officer (4)	2016	$532,400	(1)	$-		$-	$240,000	(3)	$-	$772,400

Randy Berholtz, MBA/JD Executive Vice President, Corporate Development and General Counsel (5)	2017	$273,718		$87,159		$-	$420,000	(3)	$-	$780,877

Rauly Gutierrez, CPA(6)	2017	$200,000		$45,625		$-	$47,500	(3)	$-	$293,125

(1)
Pursuant to the terms of a line of credit convertible debenture with Dr. Damaj (the “LOC Convertible Debenture”), Dr. Damaj agreed not to draw a salary pursuant to his employment agreement for so long as payment of such salary would jeopardize the Company’s ability to continue as a going concern and not to draw any salary accrued through December 31, 2015. Salary through June 30, 2016 was accrued for and remained unpaid as of December 31, 2017. Effective July 1, 2016, Dr. Damaj started receiving his salary in cash.

(2)	Dr. Damaj’s bonus paid for 2017 and 2016.

(3)	Represents the total grant date fair value, as determined under FASB ASC Topic 718, Stock Compensation, of restricted stock unit awards granted during the respective fiscal year.
(4)	Dr. Damaj served as Chief Financial Officer from July 2015 until September 6, 2016, when Mr. Robert E. Hoffman became Executive Vice President and Chief Financial Officer.
(5)	Mr. Berholtz started with the Company on January 9, 2017.
(6)	Mr. Gutierrez started with the Company in September 2016 but only became an executive officer of the Company in April 2017. Mr. Gutierrez resigned from the Company on April 5, 2018.

Employment Agreements

Bassam Damaj. On January 22, 2013, the Company entered into an employment agreement (the “Damaj Employment Agreement”) with Dr. Bassam Damaj to serve as its President and Chief Executive Officer, which was amended on January 21, 2015.

The Damaj Employment Agreement has an initial term of five years, which term will be extended by an additional year on the fourth and each subsequent anniversary. Dr. Damaj earned a base salary of $375,000 for the first year, $440,000 in the second year and increasing a minimum of 10% per year thereafter. Dr. Damaj’s salary will be accrued and not paid for so long as payment of such salary would jeopardize the Company’s ability to continue as a going concern, in Dr. Damaj’s sole determination. Dr. Damaj will have annual cash bonus targets equal to 75% and 30%, respectively, of base salary, based on performance objectives established by the Board of Directors, with the Board of Directors determining the amount of the annual bonus.

Dr. Damaj received 6.0 million shares of restricted stock units (“RSUs”) covering shares of Common Stock on January 22, 2013, of which 2.0 million shares vested immediately, and the remaining 4.0 million shares vested in eight equal quarterly installments beginning on April 1, 2013.

Upon termination of the Damaj Employment Agreement for any reason, Dr. Damaj will receive (i) a pro-rata bonus during that fiscal year based on the number of days employed during that fiscal year, and (ii) Company group medical, dental and vision insurance coverage for Dr. Damaj and his dependents for 12 months paid by the Company.

Pursuant to the Damaj Employment Agreement, in the event Dr. Damaj’s employment is terminated as a result of death, disability or without Cause, or Dr. Damaj resigns for Good Reason, Dr. Damaj or his estate, as applicable, is entitled to the following payments and benefits, provided that a mutual release of claims is executed: (1) a cash payment in an amount equal to 1.5 times his then base salary and annual target bonus amount, or two times his then base salary and annual target bonus amount if such termination occurs within 24 months of a change of control; (2) Company group medical, dental and vision insurance coverage for Dr. Damaj and his dependents for 24 months paid by the Company; and (3) the automatic acceleration of the vesting and exercisability of outstanding unvested stock awards.

For purposes of the Damaj Employment Agreement, “Cause” generally means (1) commission of fraud or other unlawful conduct in the performance of duties for the Company, (2) conviction of or, entry into, a plea of “guilty” or “no contest” to a felony under United States federal or state law, and such felony is either work-related or materially impairs Dr. Damaj’s ability to perform services to the Company, and (3) a willful, material breach of the Damaj Employment Agreement that causes material harm to the Company, provided, however, that the Board of Directors must provide 30 days prior written notice of its intention to terminate for Cause and give Dr. Damaj the opportunity to cure or remedy such alleged Cause and present Dr. Damaj’s case to the Board of Directors and afterwards, at least 75% of the Board of Directors (except for Dr. Damaj in the event he is the subject of the hearing) affirmatively determines that termination is for Cause.

For purposes of the Damaj Employment Agreement, “Good Reason” generally means that within one year prior to the date of resigning, one of the following occurs: (1) a material diminution in Dr. Damaj’s title, authority, duties or responsibilities (for Dr. Damaj, this includes remaining a member of the Board of Directors), (2) a reduction in Dr. Damaj’s base salary or target bonus amount, (3) a change in the geographic location greater than 25 miles from the current office at which Dr. Damaj must perform his duties, (4)  the Company elects not to renew the Damaj Employment Agreement for another term, or (5) the Company materially breaches any provision of the Damaj Employment Agreement, provided, however, that Dr. Damaj must provide 30 days prior written notice of his intention to resign for Good Reason, which notice must be given within 90 days of the initial occurrence of such cause and gives the Company the opportunity to cure or remedy such alleged Good Reason.

Randy Berholtz. The Company and Mr. Berholtz entered into an employment agreement, effective January 9, 2017 (the “Berholtz Employment Agreement”), wherein Mr. Berholtz received an annual base salary of $280,000 as well as an annual bonus based on personal performance and as approved by the Board of Directors. The target bonus amount was 35% of his annual base salary.

Mr. Berholtz received RSUs covering 2.0 million shares of Common Stock; 666,666 of which vested after one year of employment. The remaining RSUs will vest in eight equal quarterly installments over two years of continued service.

Upon termination of the Berholtz Employment Agreement for any reason, Mr. Berholtz will receive (i) a pro-rata bonus during that fiscal year based on the number of days employed during that fiscal year, and (ii) Company group medical, dental and vision insurance coverage for Mr. Berholtz and his dependents for six months paid by the Company.

Pursuant to the Berholtz Employment Agreement, if Mr. Berholtz’s employment is terminated as a result of death, disability or without Cause, or Mr. Berholtz resigns for Good Reason, Mr. Berholtz or his estate, as applicable, is entitled to the following payments and benefits, provided that a mutual release of claims is executed: (1) a cash payment in an amount equal to six months of his then base salary and annual target bonus amount, if such termination occurs within six months of a change of control; (2) Company group medical, dental and vision insurance coverage for Mr. Berholtz and his dependents for six months paid by the Company; and (3) the automatic acceleration of the vesting and exercisability of outstanding unvested stock awards.

For purposes of the Berholtz Employment Agreement, “Cause” generally means (1) commission of fraud or other unlawful conduct in the performance of duties for the Company, (2) conviction of or, entry into, a plea of “guilty” or “no contest” to a felony under United States federal or state law, and such felony is either work-related or materially impairs Mr. Berholtz’s ability to perform services to the Company, and (3) a willful, material breach of the Berholtz Employment Agreement that causes material harm to the Company, provided, however, that the Board of Directors must provide 30 days prior written notice of its intention to terminate for Cause and give Mr. Berholtz the opportunity to cure or remedy such alleged Cause and present Mr. Berholtz’s case to the Board of Directors and afterwards, at least 75% of the Board of Directors (except for Mr. Berholtz in the event he is the subject of the hearing) affirmatively determines that termination is for Cause.

For purposes of the Berholtz Employment Agreement, “Good Reason” generally means that within one year prior to the date of resigning, one of the following occurs: (1) a material diminution in Mr. Berholtz’s title, authority, duties or responsibilities (for Mr. Berholtz, this includes remaining a member of the Board of Directors), (2) a reduction in Mr. Berholtz’s base salary or target bonus amount, (3) a change in the geographic location greater than 25 miles from the current office at which Mr. Berholtz must perform his duties, (4)  the Company elects not to renew the Berholtz Employment Agreement for another term, or (5) the Company materially breaches any provision of the Berholtz Employment Agreement, provided, however, that Mr. Berholtz must provide 30 days prior written notice of his intention to resign for Good Reason, which notice must be given within 90 days of the initial occurrence of such cause and gives the Company the opportunity to cure or remedy such alleged Good Reason.

Mr. Berholtz’s employment agreement was amended by the Board of Directors of the Company on April 5, 2018 to provide for an annual bonus of 40% of his base salary and to provide for nine (9) months of severance in case of a Company “change of control” as defined in the Berholtz Employment Agreement.

Ryan Selhorn. The Company and Mr. Selhorn entered into an employment agreement, effective April 27, 2018 (the “Selhorn Employment Agreement”), wherein Mr. Selhorn will receive an annual base salary of $250,000 as well as an annual bonus based on personal performance and as approved by the Board of Directors. The target bonus amount is 25% of his annual base salary.

Mr. Selhorn will also receive RSUs covering 1.2 million shares of Common Stock; 400,000 of which will vest after one year of employment. The remaining RSUs will vest in eight equal quarterly installments over two years of continued service.

Upon termination of the Selhorn Employment Agreement for any reason, Mr. Selhorn will receive (i) a pro-rata bonus during that fiscal year based on the number of days employed during that fiscal year, and (ii) Company group medical, dental and vision insurance coverage for Mr. Selhorn and his dependents for six months paid by the Company.

Pursuant to the Selhorn Employment Agreement, if Mr. Selhorn’s employment is terminated as a result of death, disability or without Cause, or Mr. Selhorn resigns for Good Reason, Mr. Selhorn or his estate, as applicable, is entitled to the following payments and benefits, provided that a mutual release of claims is executed: (1) a cash payment in an amount equal to six months of his then base salary and annual target bonus amount, if such termination occurs within six months of a change of control; (2) Company group medical, dental and vision insurance coverage for Mr. Selhorn and his dependents for six months paid by the Company; and (3) the automatic acceleration of the vesting and exercisability of outstanding unvested stock awards.

For purposes of the Selhorn Employment Agreement, “Cause” generally means (1) commission of fraud or other unlawful conduct in the performance of duties for the Company, (2) conviction of or, entry into, a plea of “guilty” or “no contest” to a felony under United States federal or state law, and such felony is either work-related or materially impairs Mr. Selhorn’s ability to perform services to the Company, and (3) a willful, material breach of the Selhorn Employment Agreement that causes material harm to the Company, provided, however, that the Board of Directors must provide 30 days prior written notice of its intention to terminate for Cause and give Mr. Selhorn the opportunity to cure or remedy such alleged Cause and present Mr. Selhorn’s case to the Board of Directors and afterwards, at least 75% of the Board of Directors (except for Mr. Selhorn in the event he is the subject of the hearing) affirmatively determines that termination is for Cause.

For purposes of the  Employment Agreement, “Good Reason” generally means that within one year prior to the date of resigning, one of the following occurs: (1) a material diminution in Mr. Selhorn’s title, authority, duties or responsibilities), (2) a reduction in Mr. Selhorn’s base salary or target bonus amount, (3) a change in the geographic location greater than 25 miles from the current office at which Mr. Selhorn must perform his duties, (4)  the Company elects not to renew the Selhorn Employment Agreement for another term, or (5) the Company materially breaches any provision of the Selhorn Employment Agreement, provided, however, that Mr. Selhorn must provide 30 days prior written notice of his intention to resign for Good Reason, which notice must be given within 90 days of the initial occurrence of such cause and gives the Company the opportunity to cure or remedy such alleged Good Reason.

Outstanding Equity Awards at Fiscal Year-End 2017

The following table presents, for each of the Named Executive Officers, information regarding outstanding RSUs held as of December 31, 2017.

Name	Grant Date	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights
Randy Berholtz (1)	Jan. 9, 2017	2,000,000	$420,000
Rauly Gutierrez (2)	Sep. 23, 2016	820,312	$229,687
Rauly Gutierrez (2)	Apr. 24, 2017	500,000	$47,500

(1)
Unvested RSUs vest 25% on January 9, 2018, with the remaining balance vesting ratably over eight quarters and fully vesting on January 9, 2020.

(2)
For the grant on September 23, 2016, unvested RSUs were to vest 25% on September 23, 2017, with the remaining balance vesting ratably over eight quarters and fully vesting on September 23, 2019. For the grant on April 24, 2017, unvested RSUs were to vest 33% on April 24, 2018, with the remaining balance vesting ratably over eight quarters and fully vesting on April 24, 2018. Mr. Gutierrez resigned from his position with the Company effective April 5, 2018, and thus RSUs totaling 1,036,459 were forfeited and returned to the available pool for the Amended and Restated 2016 Equity Incentive Plan.

Description of Equity Compensation Plans

2013 Equity Incentive Plan. The Company has issued Common Stock, RSUs and stock option awards to employees, non-executive directors and outside consultants under the 2013 Incentive Plan (“2013 Plan”). The 2013 Plan allows for the issuance of up to 10.0 million shares of the Company’s Common Stock to be issued in the form of stock options, stock awards, stock unit awards, stock appreciation rights, performance shares and other share-based awards. The exercise price for all equity awards issued under the 2013 Plan is based on the fair market value of the Common Stock on the date of issuance. Currently, because the Company’s Common Stock is quoted on the OTCQB, the fair market value of the Common Stock is equal to the last-sale price reported by the OTCQB as of the date of determination, or if there were no sales on such date, on the last date preceding such date on which a sale was reported. Generally, each vested stock unit entitles the recipient to receive one share of Company Common Stock, which is eligible for settlement at the earliest of their termination, a change in control of the Company or a specified date. RSUs can vest according to a schedule or immediately upon award. Stock options generally vest over a three-year period, first year cliff vesting with quarterly vesting thereafter on the three-year awards, and have a ten-year life. Stock options outstanding are subject to time-based vesting, as described above, and thus are not performance-based. As of December 31, 2017, 89,516 shares were available for issuance under the 2013 Plan.

2014 Equity Incentive Plan. The Company has issued Common Stock, RSUs and stock option awards to employees, non-executive directors and outside consultants under the 2014 Incentive Plan (“2014 Plan”). The 2014 Plan allows for the issuance of up to 20.0 million shares of the Company’s Common Stock to be issued in the form of stock options, stock awards, stock unit awards, stock appreciation rights, performance shares and other share-based awards. The exercise price for all equity awards issued under the 2014 Plan is based on the fair market value of the common stock on the date of issuance. Currently, because the Company’s Common Stock is quoted on the OTCQB, the fair market value of the Common Stock is equal to the last-sale price reported by the OTCQB as of the date of determination, or if there were no sales on such date, on the last date preceding such date on which a sale was reported. Generally, each vested stock unit entitles the recipient to receive one share of Company Common Stock, which is eligible for settlement at the earliest of their termination, a change in control of the Company or a specified date. RSUs can vest according to a schedule or immediately upon award. Stock options generally vest over a three-year period, first year cliff vesting with quarterly vesting thereafter on the three-year awards and have a ten-year life. Stock options outstanding are subject to time-based vesting, as described above, and thus are not performance-based. As of December 31, 2017, 49,367 shares were available for issuance under the 2014 Plan.

2016 Equity Incentive Plan. On March 21, 2016, our Board of Directors approved the adoption of the 2016 Equity Incentive Plan, and on October 20, 2016 adopted the Amended and Restated 2016 Equity Incentive Plan (“2016 Plan”). The 2016 Plan was then approved by our stockholders in November 2016. The 2016 Plan allows for the issuance of up to 20.0 million shares of our Common Stock to be issued in the form of stock options, stock awards, stock unit awards, stock appreciation rights, performance shares and other share-based awards. The 2016 Plan includes an evergreen provision in which the number of shares of Common Stock authorized for issuance and available for future grants under the 2016 Plan will be increased each January 1 after the effective date of the 2016 Plan by the number of shares of Common Stock equal to the lesser of: (a) 4% of the number of shares of Common Stock issued and outstanding on a fully-diluted basis as of the close of business on the immediately preceding December 31, or (b) a number of shares of Common Stock set by our Board of Directors. In March 2017, our Board of Directors approved an increase of 5,663,199 shares of Common Stock to the shares authorized under the 2016 Plan in accordance with the evergreen provision in the 2016 Plan. The exercise price for all equity awards issued under the 2016 Plan is based on the fair market value of the common stock on the date of issuance. Generally, each vested stock unit entitles the recipient to receive one share of our Common Stock, which is eligible for settlement at the earliest of their termination, a change in control of the Company, or a specified date. RSUs can vest according to a schedule or immediately upon award. Stock options generally vest over a three-year period, first year cliff vesting with quarterly vesting thereafter on the three-year awards and have a ten-year life. Stock options outstanding are subject to time-based vesting, as described above, and thus are not performance-based. As of December 31, 2017, 21,008,882 shares were available for issuance under the 2016 Plan.

Equity Compensation Plan Information

The following table provides information as of December 31, 2017 regarding our equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(a))
	(a)	(b)		(c)
Equity Compensation Plans Approved by Security Holders:

Amended and Restated 2016 Equity Incentive Plan	4,168,987	$0.305	(1)	21,008,882

Equity Compensation Plans Not Approved by Security Holders:

2013 Equity Incentive Plan	1,036,349	$0.157	(1)	89,516
2014 Equity Incentive Plan	8,073,999	$0.145	(1)	49,367

Total	13,279,835	$0.153	(1)	21,147,765

(1)	Excludes outstanding RSUs, which have no associated exercise price.

DIRECTOR COMPENSATION

We currently have four directors. Our director compensation plan, approved by the Board of Directors as of January 1, 2018, provides that each non-employee director of the Company is to receive (1) quarterly cash compensation of $3,000, (2) $6,000 in RSUs per quarter, (3) $500 in cash per committee meetings attended, (4) a grant of 500,000 RSUs to vest 25% after one year and then quarterly for the next two years, and (5) reimbursement of travel expenses for in-person meetings, which is paid in RSUs. In addition, the Chairman of the Board of Directors is entitled to receive an additional $3,000 in quarterly compensation paid in RSUs.

In 2017, our then director compensation plan provided that each non-employee director of the Company receive quarterly compensation of $3,000, which was paid in RSUs. In addition, that director plan provided that the Chairman of the Board of Directors was entitled to receive an additional $3,000 in quarterly compensation paid in RSUs.

The following table sets forth summary information concerning the total compensation paid to our non-employee directors in 2017 for services to the Company.

Name	Fees Earned or Paid in Cash	Stock Awards	Stock Unit Awards (1)	Total
Henry Esber, Ph.D.	$-	$-	$24,000	$24,000
Vivian Liu	-	-	12,000	12,000
Ziad Mirza, MBA, M.D.	-	-	12,000	12,000
Total	$-	$-	$48,000	$48,000

(1)
Represents the total grant date fair value, as determined under FASB ASC Topic 718, Stock Compensation, of restricted unit awards granted during the respective fiscal year.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with Related Persons

Other than the following transactions, there has not been, nor currently are there proposed, any transactions or series of similar transactions in which we were or are to be a participant and the amount involved exceeds or will exceed the lesser of $120,000 or 1% of the average of our total assets as of  December 31, 2017 and 2016, and in which any of our directors, executive officers, holders of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

Related Party Financings

We have raised capital in various financing transactions in which related parties have been involved, and we have issued our securities to those related parties. The following table below sets forth the principal amount of certain related party debt we issued, and the repayment of such debt during 2016.

	Outstanding Principal and Interest at date of conversion or repayment	Common Stock Issued on date of conversion	Original Principal Amount (in U.S. dollars)
Related Party Debt Repaid During 2016:
Line of Credit
Bassam Damaj, Ph.D., President and Chief Executive and Principal Financial Officer (1) – Repaid	$472,879	N/A	$409,192

Note Payable
Bassam Damaj, Ph.D., President and Chief Executive and Principal Financial Officer (1) – Repaid	$29,986	N/A	$25,000

(1) Dr. Damaj served as Chief Financial Officer from July 2015 until September 6, 2016, when Mr. Robert E. Hoffman became Executive Vice President and Chief Financial Officer.

Dr. Damaj, our President and Chief Executive Officer, was the holder of the LOC Convertible Debenture, which was paid in full in the fiscal year ended December 31, 2016.

We did not borrow from any related parties during the years ended December 31, 2017 and 2016.  At December 31, 2017 and 2016, there was no related party line of credit, debentures or notes payable outstanding.

OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
 AND RELATED STOCKHOLDER MATTERS

The following table presents information, to the best of our knowledge, about the beneficial ownership of our Common Stock as of April 26, 2018 by those persons known to beneficially own more than 5% of our capital stock, by each of our directors and named executive officers, and all of our directors and current executive officers as a group. The percentage of beneficial ownership for the following table is based on 194,046,100 shares of Common Stock outstanding as of April 26, 2018.

Beneficial ownership is determined in accordance with the rules of the SEC and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60 days after April 26, 2018 pursuant to options, warrants, restricted stock units, conversion privileges or other rights. The percentage of ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the SEC, that only the person or entity whose ownership is being reported has converted options or warrants into shares of our Common Stock.

NAME OF OWNER (1)	SHARES BENEFICIALLY OWNED (2)	PERCENTAGE OF COMMON STOCK (3)
5% Stockholders
Novalere Holdings LLC 151 Treemont Street, Penthouse Boston, MA 02111	25,617,592	13.20%

Directors and Named Executive Officers:
Bassam Damaj, Ph.D. (4)	23,703,347	11.98%
Randy Berholtz, M.B.A., JD (5)	1,024,333	*
Ryan Selhorn, CPA	-	*
Rauly Gutierrez, CPA (6)	713,541	*
Henry Esber, Ph.D. (7)	2,748,290	1.40%
Vivian Liu (8)	3,111,900	1.59%
Ziad Mirza, M.B.A., M.D. (9)	2,685,164	1.37%
Officers and Directors as a Group (7 persons)	33,986,575	16.43%
    * Represents less than 1%

(1)
Unless otherwise indicated, each person named in the table has sole voting and investment power and that person’s address is c/o Innovus Pharmaceuticals, Inc., 8845 Rehco Road, San Diego, California 92121.

(2)
Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of April 26, 2018 are deemed outstanding for computing the percentage of the owner’s holding such option or warrant, but are not deemed outstanding for computing the percentage of any other owner.

(3)
Percentage based upon 194,046,100 shares of Common Stock issued and outstanding as ofApril 26, 2018.

(4)
Includes 3,875,000 shares of Common Stock issuable upon conversion of vested RSUs within 60 days after April 30, 2018 and 129,393 shares of Common Stock held by Dr. Damaj’s spouse.

(5)
Includes 1,008,333 shares of Common Stock issuable upon conversion of vested RSUs within 60 days after April 26, 2018.

(6)
Includes 713,541 shares of Common Stock issuable upon conversion of vested RSUs within 60 days after April 26, 2018. Mr. Gutierrez, our Vice President, Finance, was appointed as the principal financial and accounting officer of the Company effective April 24, 2017, and resigned from his position effective April 5, 2018.

(7)
Includes 2,648,290 shares of Common Stock issuable upon conversion of vested RSUs within 60 days after April 26, 2018.

(8)
Includes 2,267,217 shares of Common Stock issuable upon conversion of vested RSUs within 60 days after April 26, 2018.

(9)
Includes 2,267,217 shares of Common Stock issuable upon conversion of vested RSUs within 60 days after April 26, 2018.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed with management and Hall & Company, Inc., our independent registered public accounting firm, the audited consolidated financial statements in the Innovus Pharmaceuticals, Inc. Annual Report on Form 10-K for the year ended December 31, 2017. The Audit Committee has also discussed with Hall & Company, Inc. those matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16.

Hall & Company, Inc. also provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent auditor’s communication with the Audit Committee concerning independence. The Audit Committee has discussed with the registered public accounting firm their independence from our Company.

Based on its discussions with management and the registered public accounting firm, and its review of the representations and information provided by management and the registered public accounting firm, including as set forth above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2017.

Respectfully Submitted, Vivian Liu, Chair Henry Esber Ziad Mirza

The information contained above under the caption “Report of the Audit Committee of the Board of Directors” shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into such filing.

ADDITIONAL INFORMATION

Deadline for Receipt of Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals to be presented at our 2018 Annual Meeting of Stockholders and included in our Proxy Statement and form of proxy relating to that annual meeting must be received by us at our principal executive offices at 8845 Rehco Road, San Diego, California 92121, addressed to our Corporate Secretary, not later than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. These proposals must comply with applicable Nevada law, the rules and regulations promulgated by the SEC and the procedures set forth in our Bylaws.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Corporate Secretary at 8845 Rehco Road, San Diego, California 92121, or by calling 858-964-5123. The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

Other Matters

At the date of this proxy statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

The Board of Directors invites you to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, please submit your vote by internet, telephone or mail as promptly as possible so that your shares will be represented at the Annual Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE READ THE PROXY STATEMENT AND THEN VOTE BY MAIL AS PROMPTLY AS POSSIBLE.  VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

San Diego, California April 30, 2018	By Order of the Board of Directors
/s/ Henry Esber, Ph. D.
Chairman

INNOVUS PHARMACEUTICALS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Annual Meeting of Stockholders May 29, 2018, 8:00AM ..
CONTROL ID:
REQUEST ID:

The undersigned appoints Henry Esber, Ph.D, Chairman of Innovus Pharmaceuticals, Inc. with full power of substitution, the attorney and proxy of the undersigned, to attend the Annual Meeting of Stockholders of Innovus Pharmaceuticals, Inc. to be held May 29, 2018 beginning at 8:00 a.m., Local Time, at the Hyatt House San Diego, 10044 Pacific Mesa Boulevard, San Diego, California 92121, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the proxy statement to Stockholders dated April 30, 2018, a copy of which has been received by the undersigned, as follows:

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/INNV
PHONE:	1-866-752-VOTE(8683)]

ANNUAL MEETING OF THE STOCKHOLDERS OF INNOVUS PHARMACEUTICALS, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	Election of Directors: The Board of Directors recommends a vote FOR nominees.	☐	☐
	Bassam Damaj, Ph.D.			☐
	Henry Esber, Ph.D.			☐	CONTROL ID:
	Vivian Liu			☐
	Ziad Mirza, M.B.A., MD			☐	REQUEST ID:
	Dean Nuhaily			☐

Proposal 2		FOR	AGAINST	ABSTAIN
	The ratification of Hall & Company, Inc. as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2018	☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
_____________________________
_____________________________
_____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2018

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)